UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

WHITE MOUNTAIN TITANIUM CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials:
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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(4)	Date Filed:

Augusto Leguia 100
Oficina 1401
Las Condes, Santiago Chile

EXPLANATORY NOTE

This supplement provides supplemental information to the Proxy Statement (the “Proxy Statement”) of White Mountain Titanium Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2016, to provide electronic and telephone access whereby stockholders of record and proxy holders may attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company on Friday, July 8, 2016 at 7:00 a.m. MDT. The Annual Meeting will be held at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095; however, any stockholder of record or any proxy holder may attend the meeting through use of the electronic and telephone access which will be provided to stockholders who are on the attendance list.

The purpose of this supplement is to give greater access to the Annual Meeting to the Company’s shareholders of record and proxy holders who cannot attend the meeting in person.

Stockholders of record and beneficial owners have the unconditional right to revoke previously-submitted proxies at any time prior to the voting thereof by (i) submitting a later-dated proxy to the Company’s transfer agent either (a) by mail at the following address: Interwest Transfer Co., Inc. 1981 Murray Holladay Road, Suite 100 Salt Lake City, UT 84117; (b) by facsimile at (801) 277-3147; or (c) by email at Julie@interwesttc.com; (ii) submitting a later-dated proxy either by telephone, via the Internet or in the mail to the Company’s proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (iii) attending the Annual Meeting. No written revocation of proxies shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON you must either call or email Jamie Lloyd at (801) 446-8802 or jamie@vancelaw.us on or before July 5, 2016 at 5:00 pm MDT and ask to have your name placed on the attendance list. Please note that you will need to present picture identification to gain entrance to the Annual Meeting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING VIA THE TELEPHONE AND ELECTRONIC ACCESS you must either call or email Jamie Lloyd at (801) 446-8802 or jamie@vancelaw.us on or before July 5, 2016 at 5:00 pm MDT and ask to have your name placed on the attendance list. You will also be required to provide a valid government issued form of identification on or before July 5, 2016 at 5:00 p.m. MDT, which will be used to verify your identity at the Annual Meeting. Once we have been notified of your intent to attend the Annual Meeting AND have received your valid government issued identification, we will send you the access information for the Annual Meeting along with a ballot.

ONLY THOSE WHOSE NAMES APPEAR ON THE ATTENDANCE LIST WILL BE ALLOWED TO ATTEND THE ANNUAL MEETING.

IF YOU ARE A PROXY HOLDER AND YOU PLAN TO ATTEND THE ANNUAL MEETING your proxy must be received no later than July 7, 2016 at 5:00 pm MDT either by (a) mail at the following address: Interwest Transfer Co., Inc. 1981 Murray Holladay Road, Suite 100 Salt Lake City, UT 84117; (b) by facsimile at (801) 277-3147; or (c) by email at Julie@interwesttc.com.

Whether or not you plan to attend the Annual Meeting, your vote is very important and we encourage you to vote promptly. If you cannot attend the Annual Meeting, you may vote your shares by following the instructions on the proxy card. If you do attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

Except as described in this supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement is more current. The Proxy Statement contains important additional information. This supplement should be read in conjunction with the Proxy Statement.

TELEPHONE AND ELECTRONIC ACCESS TO ANNUAL MEETING

All stockholders of record as of the as of the Record Date, as defined below, or any proxy holder may attend the Annual Meeting either (i) in person at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095; or (ii) through the telephone or electronic access to be provided to those included on the attendance list.

The record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting has been fixed and remains as the close of business on June 3, 2016 (the “Record Date”).

The time and location of the Annual Meeting has been fixed and remains as July 8, 2016 at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095, commencing at 7:00 a.m. MDT.

As a result of providing the supplemental information as disclosed herein, the Company notes the following important matters regarding voting:

•

If you already submitted a proxy card or voting instructions, you do not need to resubmit proxies, unless you wish to attend the meeting either (i) in person; or (ii) through the dial-in telephone number as provided herein.

•

If you wish to revoke a previously-submitted proxy, you may do so at any time prior to the Annual Meeting by (i) submitting a later-dated proxy to the Company’s transfer agent either (a) by mail to the following address: Interwest Transfer Co., Inc. 1981 Murray Holladay Road, Suite 100 Salt Lake City, UT 84117; (b) by facsimile at (801) 277-3147; or (c) by email at Julie@interwesttc.com; (ii) submitting a later-dated proxy either by telephone, via the Internet or in the mail to the Company’s proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (iii) by attending the Annual Meeting and voting in person.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Annual Meeting, the Company previously filed its definitive proxy statement with the SEC and made available its definitive proxy statement and proxy card to stockholders on June 13, 2016. Before making any voting decision, you are urged to read the definitive proxy statement and all related proxy materials carefully (including supplemental information). The Notice of Meeting, Proxy Statement (including supplemental information), Proxy Card and Annual Report are available on the internet at: http://www.hivedms.com/whmt/.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and files annual, quarterly, and current reports, proxy statements and other information with the SEC. You can read the Company’s SEC filings, including the Proxy Statement and supplemental information, through the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document that the Company files with the SEC at its public reference facility at 100 F Street, N.E., Washington, D.C. 20549.